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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 26, 2008 (March 26, 2008)

Seacoast Banking Corporation of Florida

(Exact Name of Registrant as Specified in Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Colorado Avenue Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (772) 287-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Item 1.01  Entry Into a Material Definitive Agreement

Effective March 26, 2008, Seacoast Banking Corporation of Florida (the “Company”) and the Company’s primary operating subsidiary, Seacoast National Bank (the “Bank”), entered into a Executive Employment Agreement with O. Jean Strickland, Senior Executive Vice President of the Company and President and Chief Operating Officer of the Bank (the “Employment Agreement”).  The agreement supersedes the Change in Control Employment Agreement between Ms. Strickland and the Company which was dated December 24, 2003 and filed with the SEC with the Company’s Current Report on Form 8-K dated January 7, 2004, and the Executive Employment Agreement between Ms. Strickland and the Bank and Company which was dated October 18, 2005 and filed with the SEC on the Company’s Annual Report on Form 10-K dated March 15, 2007.

The new agreement generally consolidates the prior agreements with similar terms, benefits and restrictions, and extends the benefits available to Ms. Strickland upon a change in control of Seacoast from a period of two years (as previously provided) to three years, a period of benefit which is consistent with her current position.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

  Appointment of Executive Officer.

Effective April 1, 2008, the Company’s Board of Directors appointed O. Jean Strickland, age 48, to serve as Chief Credit Officer of the Company and the Bank, replacing A. Douglas Gilbert who will be retiring on or before January 31, 2009.  In addition to serving as Chief Credit Officer, Ms. Strickland will continue to serve as President and Chief Operating Officer of the Bank.  As Chief Credit Officer, Ms. Strickland will provide leadership for all lending related activities.

Ms. Strickland was appointed to the Bank’s Board of Directors in September 2005.  She was named Senior Executive Vice President of the Company and President and Chief Operating Officer of the Bank in July 2005.  She served as Executive Vice President, Systems and Operations Division, of the Company and the Bank and President of the Bank’s Palm Beach County operations from November 2002 to July 2005.

(e)

Compensatory Arrangements of Certain Officers.

Reference is made to compensatory arrangements in Item 1.01 and 5.02(c) of this Current Report on Form 8-K, and such descriptions are incorporated by reference into this Item 5.02(e) in their entirety.

Item 9.01

Financial Statements and Exhibits

(d) The following exhibit is filed herewith:

Exhibit Number	Document Description
10.1	Executive Employment Agreement between Seacoast Banking Corporation of Florida and O. Jean Strickland, dated March 26, 2008

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date:  March 26, 2008

By:

/s/ Dennis S. Hudson, III

Dennis S. Hudson, III

Chairman and Chief Executive Officer